SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by party other than the registrant  [ ]

Check the appropriate box:
[ ]      Preliminary proxy statement
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             ONSPAN NETWORKING, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               James M. Schneider
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6j(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(45)
         and 0-11
[X]      No fee required

(1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

--------------------------------------------------------------------------------

(2)      Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3)      Filing party:

--------------------------------------------------------------------------------

(4)      Date filed:

--------------------------------------------------------------------------------

                             ONSPAN NETWORKING, INC.
                         6413 Congress Avenue, Suite 230
                            Boca Raton, Florida 33487

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on December 31, 2001


TO THE STOCKHOLDERS OF ONSPAN NETWORKING, INC.

PLEASE TAKE NOTICE that the 2000 and 2001 Annual Meeting of Stockholders of OnSpan Networking, Inc., a Nevada corporation (the "Company"), will be held at 350 East Las Olas Boulevard, Fort Lauderdale, FL 33301, on December 31, 2001 at 3:00 p.m., Local Time, or at any and all adjournments thereof, for the following purposes:


         1. To elect five (5) directors to our Board of Directors to hold office until the Company's 2002 Annual Meeting of Stockholders or until their successors have been elected and qualified;

         2. To approve an amendment to the Company's 1999 Long Term Stock Incentive Plan increasing the number of shares of the Company's Common Stock available for issuance under the Plan from 41,667 shares to 500,000 shares;

         3. To ratify the appointment of Dazkal Bolton Manela Devlin & Co. as independent auditors of the Company for the fiscal year ending September 30, 2002; and

         4. To transact such other business as may properly come before the meeting or any adjournment.

         The Proxy Statement dated November 26, 2001 is attached.

         Our Board of Directors has fixed the close of business on November 2, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Stockholders who do not expect to be present at the meeting are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States.

                                       BY ORDER OF THE BOARD OF DIRECTORS,




                                       Herbert Tabin, President
                                       Boca Raton, Florida
                                       November 26, 2001


         THIS IS AN IMPORTANT MEETING, AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT THEIR EARLIEST CONVENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                             ONSPAN NETWORKING, INC.
                         6413 Congress Avenue, Suite 230
                            Boca Raton, Florida 33487

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is being furnished to you in connection with the solicitation by the Board of Directors of OnSpan Networking, Inc., a Nevada corporation (the "Company," "Us" or "We"), of proxies for use at the 2000 and 2001 Annual Meeting of Stockholders ("Annual Meeting") to be held at 350 East Las Olas Boulevard, Fort Lauderdale, FL 33301, on December 31, 2001 at 3:00 p.m., Local Time, or at any and all adjournments of the Annual Meeting. We will pay the cost of this solicitation. Our directors, officers and employees may solicit proxies by telephone, telegraph, electronic mail or personal interview. The approximate date of mailing of this Proxy Statement and form of Proxy will be November 26, 2001. Our principal offices are located at 6413 Congress Avenue, Suite 230, Boca Raton, Florida 33487.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         In accordance with our By-Laws, our Board of Directors has fixed the close of business on November 2, 2001 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on that date will be entitled to vote. A stockholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders at any time before it is voted. Unless authority is withheld in writing, proxies which are properly executed will be voted for the proposals thereon. Although a stockholder may have given a proxy, such stockholder may nevertheless attend the meeting, revoke the proxy and vote in person. The election of the directors nominated requires the affirmative vote of a plurality of the shares of our Common Stock voting at the Annual Meeting in person or by proxy. The ratification of the appointment of our auditors and the approval of the amendment to the 1999 Long Term Stock Incentive Plan require the affirmative vote of a majority of the shares of our Common Stock voting at the Annual Meeting in person or by proxy.

         As of November 2, 2001, the record date for determining our stockholders entitled to vote at the Annual Meeting, 964,552 shares of the Common Stock, $.001 par value ("Common Stock"), were issued and outstanding. Each share of Common Stock outstanding entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock outstanding as of the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will have no effect for the election of directors, the ratification of our auditors, or the approval of the amendment to the 1999 Long Term Stock Incentive Plan.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table describes certain information regarding certain individuals who beneficially owned our Common Stock on November 2, 2001. In general, a person is considered a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of such security. A person is also considered to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within sixty (60) days. Except as otherwise indicated, the address of each beneficial owner is 6413 Congress Avenue, Suite 230, Boca Raton, Florida 33487.

         The individuals included in the following table are:

         (1)    people who we know beneficially own over 5% of our Common Stock;

         (2)    each of our executive officers and directors; and

         (3)    all executive officers and directors as a group.

Name and Address                                  Beneficial          Percent of
of Beneficial Owner                               Ownership            Class(1)
-------------------                               ----------          ----------

Herbert Tabin (2)..............................   247,902(3)            25.70%
Marissa Dermer (4).............................     2,500(5)             0.26%
G. Anthony Munno (6)...........................    10,045                1.04%
Thomas Cerami (7)..............................       417                0.04%
Elizabeth Capra (8)............................       ___                 ___%

All Officers & Directors
   as a Group (5 persons)......................   260,864               27.04%
__________________

(1) Based on 964,552 shares of Common Stock outstanding as of November 2, 2001.

(2) Mr. Tabin is our President, Chief Executive Officer, and a Director of the Company.

(3) Includes an option granted to Mr. Tabin on October 23, 2000 for 8,333 shares with an exercise price of $13.56 per share.

(4) Ms. Dermer is the Treasurer, Chief Financial Officer, and a Director of the Company.

(5) Includes an option granted to Ms. Dermer on October 23, 2000, for 2,500 shares with an exercise price of $13.56 per share.

(6)      Mr. Munno is a Director of the Company.

(7)      Mr. Cerami is a Director of the Company.

(8)      Ms. Capra is a Director of the Company.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the fiscal year ended September 30, 2001 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended September 30, 2001, as well as any written representation from a reporting person that no Form 5 is required, the Company is not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended September 30, 2001, other than Herbert Tabin. Mr. Tabin failed to file the initial Form 3 and failed to file a Form 4 upon the granting of options to him. In July 2001, Mr. Tabin filed the delinquent reports, and has subsequently filed as required forms on a timely basis.

                                 I. PROPOSAL ONE

                              ELECTION OF DIRECTORS

         A Board of five (5) directors is to be elected at the Annual Meeting. The Company's By-laws provide that the number of directors constituting the Board may be changed by action of the stockholders or of the Board of Directors, so long as the number is not less than one. Each of the five nominees currently serves on the Board of Directors. In the event any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. Our Board of Directors is responsible for our overall affairs.

         The following table sets forth the names of the nominees, their current positions with us, the year in which they became directors and other related information. Executive officers are elected annually and, except to the extent governed by employment contracts, serve at the discretion of the Board of Directors.

Nominees For Election

                                   Position with                     Served as
Name                        Age    the Company                    Director since
-----------------           ---    ----------------------------   --------------

Herbert Tabin .............. 34    President, CEO, and Director        2000
Marissa Dermer ............. 33    Treasurer, CFO, and Director        2000
G. Anthony Munno ........... 40    Director                            2000
Thomas Cerami .............. 27    Director                            2000
Elizabeth Capra ............ 39    Director                            2001

HERBERT TABIN is a Director of the Company and is currently the President and CEO. Mr. Tabin was the Chief Operating Officer and founder of publicly traded Evolve One, Inc., formerly International Internet, Inc., and had served as its Vice President until December 2000. Mr. Tabin has been a Director of Evolve One, Inc. since February 1998. Mr. Tabin is also currently vice president of Millennium Holdings Group, Inc. a private Florida based venture capital firm. Mr. Tabin has been Vice President with Millennium Holdings since 1996. In February 1999, Mr. Tabin became President of Interactive Golf Marketing a publicly traded company that became WowStores.com. In August 1999, Mr. Tabin resigned as President of WowStores.com. Previously, Mr. Tabin was a Vice
President of Marketing with LBI Group, Inc., a merchant banking and venture capital group from April 1995 to December 1996. From September 1993 to March 1995 Mr. Tabin was a vice president with HBL Associates a financial relations firm in New York City. From 1989 to August 1993 Mr. Tabin was employed with the American Stock Exchange and three Long Island, NY based Stock Brokerage firms. Mr. Tabin received a Bachelor of Science in Business Economics from the State University of New York At Oneonta in 1989. In March 2000, the State University of New York At Oneonta named their campuses largest computer lab, the Tabin Computer Lab

MARISSA DERMER is a Director of the Company and is currently the Chief Financial Officer. Ms. Dermer is also currently controller of publicly traded Evolve One, Inc. symbol EONE. From September 1997 to April 2000, Ms. Dermer was an assistant controller with Mitchell Hutchins Asset Management, Inc., the mutual fund advisory group of Paine Webber Inc. Prior to her employment with Paine Webber, Ms. Dermer was a manager of David Berdon and Company LLP, a prominent public accounting firm headquartered in New York City from 1990 to 1997. Ms. Dermer graduated in 1990 from the State University of New York at Albany with a degree in Business/Accounting.

G. ANTHONY MUNNO is a Director of the Company. Mr. Munno was the founder, President and CEO of interLAN Communications, Inc. a privately held Virginia based data communications and networking company. From March 1990 to August 1995 Mr. Munno was a Director of Sales for Microcom Incorporated, a publicly traded manufacturer of modems and other wide area networking products. Mr. Munno was instrumental in Microcom's surge in revenue growth from 1992 through 1995. From October 1988 to March 1990, Mr. Munno held the position of Major Business Opportunities, Manager of Systems, and Tests for Government Technology Services Inc. (GTSI) a publicly traded systems provider to government and education. From January 1987 to October 1988, Mr. Munno was employed as a Product Specialist for SMS Data Products Group of Virginia. Prior to his civilian career, Mr. Munno attended the City College of Chicago and was a member of the US Army for seven years where he was awarded the Meritorious Service Medal twice while a member of the US Army Signal Corps.

THOMAS CERAMI is a Director of the Company and is currently the Vice President of Professional Services at IceWeb Communications formerly American Computer Systems, Inc. (ACS). Prior to his employment with ACS, Mr. Cerami served as a New Business Development Manager at STMS a Vienna, Virginia, based company which was subsequently acquired by publicly traded Dulles, Virginia based Dunn Computer Corporation a leading supplier of e-business platforms and network infrastructure solutions. During his employment at Dunn Computer, Mr. Cerami was the lead engineer for the Washington Metropolitan Area Transit Authority Y2k Project, the United States Department of Agriculture Exchange Migration and the Blue Cross Blue Shield Help Desk. Mr. Cerami is currently attending George Mason University.

ELIZABETH CAPRA is a Director of the Company. Ms. Capra is also currently an Executive Assistant with Publicly Traded Evolve One, Inc. From October 1992 to July 1999, Ms. Capra was simultaneously a Property Manager for upscale properties, Reflections of Boca, Inc. and Sanctuary of Boca Raton, Inc., both located in Boca Raton, Florida. From 1984 to 1991 Ms. Capra was the Assistant to the Vice President of The International Department of Marsh & McLennan - insurance and reinsurance broking, investment management and consulting businesses worldwide. Ms. Capra graduated in 1983 from Roberts Walsh Business School with a degree in Business Administration.


Meetings of the Board of Directors

         The Board of Directors had five (5) meetings or resolutions by consent during the last full fiscal year. The Board had four (4) meetings or resolutions by consent during the 2000 fiscal year. All of the Directors attended each of the meetings.

Committees of the Board of Directors

         The primary function of the Audit Committee is to assist the Company's Board of Directors in fulfilling its oversight responsibilities by (a) reviewing the Company's financial reporting and public disclosure activities, (b) reviewing the Company's internal controls regarding finance and accounting, (c) reviewing the Company's auditing, accounting and financial reporting processes generally, (d) monitoring management's identification and control of key business and financial risks, and (e) ensuring the independent auditor is ultimately accountable to the board of directors and the audit committee. The duties and obligations of the Audit Committee are more fully described in the Audit Committee Charter, a copy of which is enclosed herewith, which has been duly adopted by the Company's Board of Directors.

         The Audit Committee consists of Thomas Cerami, Marissa Dermer, and Elizabeth Capra. Mr. Cerami and Ms. Capra meet the independence and audit committee composition requirements under Nasdaq Marketplace Rule 4350(d). Ms. Dermer is the Treasurer, Chief Financial Officer and a Director of the Company. The Company continues to seek out qualified candidates meeting the Nasdaq independence and audit committee composition requirements to serve on the Company's Audit Committee, but has encountered difficulty, finding candidates that are both qualified and willing to serve in that capacity. Until such time as one or more additional qualified candidates are engaged, Ms. Dermer will continue to serve as a member of the Audit Committee.

         The following statement made by the Audit Committee, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not otherwise be deemed filed under either of such Acts.

         The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls.

         Management represented to the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors matters required to be discussed by auditing standards generally accepted in the United States.

         In addition, the committee has discussed with the independent auditors the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         The committee also discussed with our independent auditors the overall scope and plans for their respective audit. The committee meets with the independent auditors with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of our financial reporting.

         In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Company's Form 10-KSB for the year ended September 30, 2001 for filing with the Securities and Exchange Commission.

                                       Submitted by the Audit Committee
                                       Of the Board of Directors

         We do not have a compensation committee or a nominating committee.

Certain Relationships and Related Transactions

         On July 10, 2000, the Company entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with a group of investors (the "Investors"). Subject to the terms and conditions of the Stock Purchase Agreement, the Company issued 138,889 new, restricted shares of the Company's Common Stock at $7.20 per share to the Investors in a private placement. The sale under the Stock Purchase Agreement was subject to the satisfaction of the following conditions, which are discussed in more detail below: (i) certain of the Company's then current management shareholders ("Management Shareholders") had to agree to sell 225,000 shares of the Company's Common Stock to accredited investors, (ii) Management Shareholders had to grant the Company a put option giving the Company the right to require the Management Shareholders to purchase substantially all of the assets associated with the Company's current business for $3,000,000, (iii) all of the Company's then current directors, except Robbie Efird, had to resign and a designated representative of the Initial Investors had to be appointed to replace the former directors effective as of the closing date of the stock sale, and (iv) the Company had to receive the consent of its then current revolving credit lender, Wachovia Bank, N.A. ("Wachovia") to the terms of the Stock Purchase Agreement. All of these conditions were met and the sale under the Stock Purchase Agreement closed on July 25, 2000.

         As a condition to the Investors' obligations pursuant to the terms of the Stock Purchase Agreement, four of the Company's management shareholders, Robbie M. Efird, E. W. "Sonny" Miller, Jr., David F. Christian and James W. Moseley (collectively, the "Selling Shareholders") entered into Stock Purchase Agreements dated July 10, 2000 (the "Investment Agreements") to collectively sell 225,000 shares to Herbert Tabin for $1,500,000 ($6.67 per share).

         As a further condition to the Investors' obligations under the Stock Purchase Agreement, the Selling Shareholders granted the Company a put option, expiring forty-five (45) days after the closing date, giving the Company the right to require the Selling Shareholders to purchase, pursuant to a Stock Purchase Agreement, substantially all of the Company's operating assets and liabilities (the "Company Assets") and substantially all of the operating assets and liabilities of Vercom Software, Inc., a wholly-owned subsidiary corporation of the Company ("Vercom") (the "Vercom Assets")(the Company Assets and the Vercom Assets shall collectively be referred to as the "Assets") for $3,000,000. The Assets include all of the operating assets related to the Company's business as conducted at that time. During this 45-day period, the Company determined the value of the Assets and evaluated whether it was in the best interests of the Company and its shareholders for the Company to sell the Assets to the Selling Shareholders at the put price, to sell the Assets to a third party, to retain the Assets or to take other appropriate action. In order to facilitate the Company's potential exercise of the put option, the Company contributed the Company Assets to a wholly owned subsidiary corporation, Network Systems International of North Carolina, Inc. on July 20, 2000. As part of this process, the Company assigned its rights and obligations under substantially all of its current agreements (including its software license agreements, service agreements and employment agreements) to Network Systems International of North Carolina, Inc., a wholly owned subsidiary of the Company. In order to satisfy a condition to the Investors' obligations under the Stock Purchase Agreement, all of the Company's officers and directors resigned. Herbert Tabin was appointed to the Company's Board of Directors and named President as of the closing date.

         Effective September 30, 2000, the Company elected to exercise the put option and require the Selling Shareholders to purchase the Assets for $3,000,000. The Selling Shareholders made an initial cash payment of $1,500,000 to the Company and delivered a non-recourse promissory note in the principal amount of $1,500,000, payable in one hundred twenty (120) days, for the remaining purchase price. The Selling Shareholders pledged all of their remaining 243,821 shares of the Company's Common Stock (the "Pledged Shares") as security for the payment of the promissory note. The Company's right to exercise the put option was conditioned upon the Company using $2,000,000 of the sales price received for the Assets to reduce the obligation under the revolving credit arrangement with Wachovia. The Company used $1,250,000 from the Selling Shareholders' initial cash payment to reduce the outstanding indebtedness to $750,000. As a further condition to the Company's right to exercise the put option, the Company agreed to change its name on its corporate charter, to discontinue the use of the name "Network Systems International" and to transfer all rights to the name "Network Systems International" to the Selling Shareholders. The Company changed its name to OnSpan Networking, Inc. Subsequent to September 30, 2000, the pledged shares of the selling shareholders were sold to accredited investors for $1,500,000 or $6.16 per share and proceeds were remitted to the Company. The Company then paid the remaining balance of the note payable.

         There is no immediate family relationship between or among any of the Directors and Executive Officers, except Ms. Dermer who is the sister-in-law of Mr. Tabin.

Executive Compensation

         The following table shows the cash compensation of the Company's chief executive officer and each officer whose total cash compensation exceeded $100,000, for the three fiscal years ended September 30, 1999, 2000 and 2001.

                Summary Compensation Table - Annual Compensation

                                                                   Other Annual
Name and principal position            Year    Salary     Bonus    Compensation
---------------------------            ----   --------   -------   -------------

Herbert Tabin ......................   2001   N/A        N/A       $131,190 (1)
Chairman of the Board ..............   2000   N/A        N/A       N/A
And Chief Executive Officer ........   1999   N/A        N/A       N/A
since July 25, 2000

Marissa Dermer .....................   2001   N/A        N/A       N/A
Chief ..............................   2000   N/A        N/A       N/A
Financial Officer ..................   1999   N/A        N/A       N/A
Since September 2000

G. Anthony Munno ...................   2001   $ 77,916   $39,337   N/A
Director ...........................   2000   N/A        N/A       N/A
Since November 2000 ................   1999   N/A        N/A       N/A


Robbie M. Efird ....................   2001          0         0          0
Chairman of the Board ..............   2000   $183,333         0   $  7,626
And Chief Executive Officer ........   1999   $167,456         0   $  6,970
Until July 25, 2000

Christopher N. Baker ...............   2001          0         0          0
President and Chief ................   2000   $183,333         0   $ 24,208
Operating Officer ..................   1999   $138,505         0   $ 60,996
until July 25, 2000

               Summary Compensation Table - Long Term Compensation

                                                             Securities
                                                             Underlying
                                                              Options/
Name and principal position                    Year           SAR's (#)
---------------------------                    ----          ----------

Herbert Tabin ................................. 2001             8,333 (1)
Chairman of the Board ......................... 2000           N/A
and Chief Executive Officer ................... 1999           N/A
since July 25, 2000

Marissa Dermer ................................ 2001           N/A
Chief ......................................... 2000           N/A
Financial Officer since September 2000 ........ 1999           N/A

Robbie M. Efird ............................... 2001           N/A
Chairman of the Board ......................... 2000           N/A
and Chief Executive Officer ................... 1999           N/A
until July 25, 2000

Christopher N. Baker .......................... 2001           N/A
President and Chief ........................... 2000           N/A
Operating Officer ............................. 1999           500,000
until July 25, 2000

(1) The Company issued Mr. Tabin options to purchase 8,333 shares of its Common Stock, exercisable at $13.56 per share, as compensation for his services to the Company in fiscal 2001 and it issued him options to purchase 14,569 shares of its Common Stock exercisable at $6.864 per share as compensation for his services to the Company in fiscal 2001.


                                 Option/SAR Grants in Last Fiscal Year

                             Number of         Percent of total
                             Securities          options/SARs
                        Underlying Options/        grated to           Exercise or
                          SARs granted (#)       employees in              Base              Expiration
         Name                                     fiscal year          Price ($/Sh)             Date
-------------           -------------------    ----------------        ------------         -------------
Herbert Tabin                  14,569                 47%                 6.864             June 2004 (1)
Herbert Tabin                  8,333                  27%                 13.56             October 2003

(1) Exercised on June 28, 2001.


            Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                                                       Number of              VALUE OF
                                                                       securities           UNEXERCISED
                                                                       underlying           IN-THE-MONEY
                                                                      unexercised           OPTIONS/SARs
                              Shares                                options/SARs at        At FY-end ($)
                             Acquired                                  FY-end (#)           Exercisable/
                                On                  Value             Exercisable/         Unexercisable
         Name              Exercise (#)         Realized ($)         Unexercisable
-------------              ------------         ------------        ---------------       ---------------
Herbert Tabin                 14,569              $100,000               8,333                $33,999


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION TO THE COMPANY'S BOARD OF DIRECTORS OF EACH OF THE FIVE NOMINEES.

                                II. PROPOSAL TWO

APPROVAL OF AMENDMENT TO THE COMPANY'S 1999 LONG TERM STOCK INCENTIVE PLAN INCREASING THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 41,667 TO 500,000.

         On October 4, 2001, the Company effected a 12 to 1 reverse split of its Common Stock. As a result of the reverse split, the shares of Common Stock available for issuance under the Company's 1999 Long Term Stock Incentive Plan, a copy of which is attached hereto as Exhibit A (the "Plan") were reduced on a 12 to 1 basis from 500,000 shares to 41,667 shares. On July 5, 2001, the Board of Directors approved an amendment to the Plan increasing the number of shares of the Company's Common Stock available for issuance under the Plan from 41,667 shares back to 500,000 shares, and further decreed that the proposal be submitted to the stockholders with the recommendation that the amendment be approved.

Description of the Plan

         In April 1999, the Board of Directors of the Company adopted, subject to stockholder approval, the Plan. The purposes of the Plan are to closely associate the interests of the key associates (management and certain other employees) of the Company and its adopting subsidiaries with the stockholders by reinforcing the relationship between participants' rewards and stockholder gains, to provide key associates with an equity ownership in the Company commensurate with Company performance, as reflected in increased stockholder value, to maintain competitive compensation levels, and to provide an incentive to key associates for continuous employment with the Company.

         Under the Plan, the Company may grant (i) incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) options that are not qualified as incentive stock options ("nonqualified stock options"). Executive officers, management and other employees of the Company capable of making a substantial contribution to the success of the Company are eligible to participate in the Plan.

         The Plan is administered by a Committee consisting of three members appointed by the Board of Directors of the Company (the "Committee"). The Committee is currently comprised of Messrs. Tabin and Munno and Ms. Dermer. The Committee, in its sole discretion, has the authority to: (i) designate the key associates or classes of key associates eligible to participate in the Plan;
(ii) to grant awards provided in the Plan in the form and amount determined by the Committee; (iii) to impose such limitations, restrictions and conditions upon any such award as the Committee shall deem appropriate; and (iv) to interpret the Plan.

         The maximum aggregate number of shares of Common Stock available for issuance under the Plan is 41,667 shares. At September 30, 2001 there were options to purchase 14,334 shares of the Company's Common Stock outstanding under the Plan. The shares of Common Stock available for issuance under the Plan are subject to adjustment for any stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like. Shares issued may consist in whole or in part of authorized but unissued shares or treasury shares. Shares tendered by a participant as payment for shares issued upon exercise of an option shall be available for issuance under the Plan.

         Any shares of Common Stock subject to an option, which for any reason is terminated unexercised or expires shall again be available for issuance under the Plan. Subject to the provisions of the Plan, the Committee may award incentive stock options and nonqualified stock options and determine the number of shares to be covered by each option, the option price therefore and the conditions and limitations applicable to the exercises of the option. Each option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable award or thereafter.

         Incentive stock options granted under the Plan are intended to qualify as such under section 422 of the Code. No incentive stock option granted under the Plan may be exercisable more than 10 years from the date of grant.

         The option price per share for nonqualified stock options and incentive stock options must at least equal the fair market value of the Common Stock on the date the option is granted. For a 10% shareholder must equal at least 110%. Each option shall be evidenced by a written stock option agreement, in such form as the Committee may from time to time determine, executed by the Company and the grantee, stating the number of shares of Common Stock subject to the option.

         The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without stockholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan, (ii) extend the period during which any award may be granted or exercised, (iii) extend the term of the Plan, or (iv) change the associates/employees or group of associates/employees eligible to receive incentive stock options.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE COMPANY'S 1999 LONG TERM STOCK INCENTIVE PLAN INCREASING THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 41,667 TO 500,000.

                               III. PROPOSAL THREE

                      APPOINTMENT OF THE COMPANY'S AUDITORS

         The appointment of Daszkal Bolton Manela Devlin & Co., as our independent auditors for the fiscal year ending September 30, 2002 will be submitted for ratification by the stockholders. Daszkal Bolton Manela Devlin & Co. has been our independent auditors since January 2001. Representatives of Daszkal Bolton Manela Devlin & Co. have been invited and are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

         Although our Board of Directors is submitting the appointment of Daszkal Bolton Manela Devlin & Co. for stockholder approval, it reserves the right to change the selection of Daszkal Bolton Manela Devlin & Co. as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder approval.

         Audit Fees. The Company was billed $32,000 in aggregate fees for professional services rendered for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's Forms 10-KSB for the most recent fiscal year.

         Financial Information Systems Design and Implementation Fees. For the most recent fiscal year the Company was billed $ -0- in aggregate fees for certain services rendered by the Company's principal accountants relating to the design and implementation of certain financial information.

         All Other Fees. The Company did not incur fees for services rendered in the most recent fiscal year by the Company's principal accountants, other than the services covered under the section "Audit Fees" and "Financial Information Systems Design and Implementation Fees" disclosed above.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF DASZKAL BOLTON MANELA DEVLIN & CO. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING SEPTMEBER 30, 2002.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         We are not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                  OTHER MATTERS

         Our management is not aware of any other business, which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefor, may solicit proxies in person or by telephone or electronic mail. No additional written materials besides the Proxy Statement have been authorized or will be employed in connection with the solicitation of proxies.

                 STOCKHOLDERS' PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

         Stockholder proposals intended to be presented at our 2002 Annual Meeting of Stockholders must be received not later than August 10, 2002, for inclusion in the Proxy Statement and Proxy relating to the 2002 Annual Meeting of Stockholders. Any such proposal will be subject to our Bylaws and 17 C.F.R ss.240.142-8 of the Rules and Regulations under the Securities Act of 1933, as amended.

         AVAILABILITY OF FORM 10-KSB ANNUAL REPORT AND OTHER INFORMATION

         Included with the Proxy Statement is a copy of our Annual Report on Form 10-KSB for the fiscal years ended September 30, 2000, and September 30, 2001.


                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       Herbert Tabin,
                                       Boca Raton, Florida
                                       November 26, 2001

       This Proxy Is Solicited By And On Behalf Of The Board of Directors
                                       of
                             ONSPAN NETWORKING, INC.

           Proxy -- Annual Meeting of Stockholders - December 31, 2001


         The undersigned, revoking all previous proxies, hereby appoint(s) Herbert Tabin as Proxy, with full power of substitution, to represent and to vote all Common Stock of OnSpan Networking, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at 350 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, on December 31, 2001, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

__________________________________________________________________________
PROPOSAL #1      ELECTION OF DIRECTORS

         Vote "For" any or all of the following 5 Nominees.

         Nominees:         Herbert Tabin        [ ]  FOR        [ ]  AGAINST
                           Marissa Dermer       [ ]  FOR        [ ]  AGAINST
                           G. Anthony Munno     [ ]  FOR        [ ]  AGAINST
                           Thomas Cerami        [ ]  FOR        [ ]  AGAINST
                           Elizabeth Capra      [ ]  FOR        [ ]  AGAINST


         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

         [ ]    WITHHOLDING AUTHORITY to vote for all nominees listed above

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL FIVE OF THE NOMINEES.

__________________________________________________________________________
PROPOSAL #2       INCREASE SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER
1999 LONG TERM STOCK INCENTIVE PLAN

         Proposal to approve the amendment to the Company's 1999 Long Term Stock Incentive Plan increasing the number of shares available for issuance under the plan from 41,667 shares to 500,000 shares.

                  [ ]  FOR         [ ]  AGAINST             [ ]  ABSTAIN

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL #2.

__________________________________________________________________________
PROPOSAL #3       RATIFY INDEPENDENT AUDITORS

         Proposal to ratify the appointment of Daszkal Bolton Manela Devlin & Co. as the Company's independent auditors for the fiscal year ending September 30, 2002.

                  [ ]  FOR         [ ]  AGAINST             [ ]  ABSTAIN

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL #3.

__________________________________________________________________________


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL VOTED "FOR" ALL FIVE OF THE NOMINEES LISTED IN PROPOSAL 1, WILL BE VOTED "FOR" PROPOSAL 2, AND WILL BE VOTED "FOR" PROPOSAL 3.

AND IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTER, OR MATTERS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

         The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or other entity, please sign in the corporate name by President or other authorized officer or person. If a partnership, please sign in partnership name by authorized person.

Dated:  ________________, 2001

                                            ---------------------------------
                                            Signature


                                            ---------------------------------

                                            Signature If Held Jointly


                                            ---------------------------------
                                            (Please Print Name)


                                            ---------------------------------
                                            Number of Shares Subject to Proxy





PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.